UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2009

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2009, Kansas City Southern, a Delaware corporation ("KCS" or the "Company"), entered into an ATM Equity Offering(SM) Sales Agreement (the "Sales Agreement") with Bank of America Merrill Lynch, Pierce, Fenner & Smith, Incorporated pursuant to which they will act as the Company's sales agent with respect to an offering and sale, at any time and from time to time, of the Company's common stock, par value $0.01 (the "Shares"). The Company has authorized the sale, at its discretion, of up to $75,000,000 of Shares under this ATM Equity Offering. Sales of the Shares, if any, through Bank of America Merrill Lynch will be made by means of ordinary brokers' transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, and subject to such other terms as may be agreed upon at the time of sale.

The Shares will be issued pursuant to the Company's Registration Statement on Form S-3 (File No. 333-155601), which was automatically effective upon filing with the Securities and Exchange Commission on November 21, 2008.

In the ordinary course of their business, Bank of America and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory, or other services for KCS and its affiliates for which they have received, or may receive, separate fees. In particular, affiliates of Bank of America have interests in the term loan facility and revolving credit facility of The Kansas City Southern Railway Company, a wholly-owned subsidiary of the Company, and will receive interest, fees and other amounts thereunder.

The Sales Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01 Other Events.

In connection with the ATM Equity Offering, KCS today filed a prospectus supplement amending and supplementing the prospectus supplement filed by the Company on April 27, 2009 for the purpose of including the description of the Company's common stock that is required to be incorporated by reference or contained in the prospectus supplement.

The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the legal opinion of Sonnenschein Nath & Rosenthal LLP with respect to the offering of the Shares.

Item 9.01 Financial Statements and Exhibits.

(d)

5.1 Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the Shares.

10.1 ATM Equity Offering(SM) Sales Agreement, dated as of April 27, 2009 between Kansas City Southern and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

May 1, 2009	By:	/s/ Michael W. Upchurch

Name: Michael W. Upchurch
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Sonnenschein Nath & Rosenthal LLP on the legality of the Shares.
10.1	ATM Equity Offering(SM) Sales Agreement, dated as of April 27, 2009 between Kansas City Southern and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.